Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments and Contingencies [Text Block]
COMMITMENTS AND CONTINGENCIES

Commitments

Future minimum annual payments applicable to all noncancellable operating leases and purchase obligations as of December 31, 2011 are as follows (in thousands):

	Payments Due by Period
	2012	2013	2014	2015	2016	Thereafter	Total
Operating leases	$2,021	$1,802	$1,047	$549	$505	$28	$5,952
Purchase Obligations	108	—	—	—	—	—	108
Total	$2,129	$1,802	$1,047	$549	$505	$28	$6,060

We have various cancellable and noncancellable operating leases related to land, trucks, terminals, right-of-way permits and other operating facilities. In general, these leases have remaining primary terms up to nine years and typically contain multiple renewal options. Total lease expense for all operating leases, including leases with a term of one month or less, was $3.1 million, $2.8 million and $2.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Our purchase obligations include service agreement commitments that are enforceable and legally binding on us that meet any of the following criteria: (1) they are non-cancellable, (2) we would incur a penalty if the agreement was cancelled, or (3) we must make specified minimum payments even if we do not take delivery of the contracted products or services. If we can unilaterally terminate the agreement simply by providing a certain number of days notice or by paying a termination fee, we have included the termination fee or the amount that would be paid over the "notice period." Contracts that can be unilaterally terminated without a penalty are not included. Total expense under these service agreements was $0.2 million for the year ended December 31, 2011. No amounts were recorded for the years ended December 31, 2010 and 2009, respectively.

Indemnification

Under the Amended Omnibus Agreement, Tesoro, through certain of its subsidiaries, indemnifies us for certain environmental liabilities and title and tax matters associated with the ownership or operation of our assets and arising at or before the closing of the Offering on April 26, 2011 or the Contribution of the Martinez Terminal. Indemnification for unknown environmental and title liabilities is limited to pre-closing conditions identified prior to the earlier of April 26, 2016, and the date that Tesoro no longer controls our general partner (provided that, in any event, such date shall not be earlier than April 26, 2013). Under the Amended Omnibus Agreement, the aggregate annual deductible for each type (unknown environmental liabilities or title matters) of liability was increased from $0.25 million to $0.4 million before we are entitled to indemnification in any calendar year. We have agreed to indemnify Tesoro for events and conditions associated with the ownership or operation of our assets that occur after the closing of the Offering.

Contingencies

In the ordinary course of business, we may become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. The outcome of these matters cannot always be predicted accurately, but the Predecessors and TLLP have accrued liabilities for certain of these matters based on their best estimates and applicable accounting guidelines and principles if the amount is probable and estimable. (See Notes H and I for amounts accrued for environmental liabilities and AROs). Contingencies arising after the closing of the Offering from conditions existing before April 26, 2011, will be recorded in accordance with the indemnification terms set forth in the Amended Omnibus Agreement, while any contingencies arising from events after April 25, 2011, will be fully recognized by TLLP. We did not have any outstanding lawsuits, administrative proceedings or governmental investigations as of December 31, 2011.

Environmental Liabilities

Our Predecessors recorded environmental liabilities when environmental assessments and/or remedial efforts were probable and could be reasonably estimated. Environmental liabilities of $6.4 million were accrued as of December 31, 2010, for groundwater and soil remediation projects at our Martinez, Stockton, Burley and Anchorage terminals. Environmental liabilities of $3.4 million were accrued as of December 31, 2011, for groundwater and soil remediation projects at our Martinez Terminal. The liabilities associated with the initial assets were retained by Tesoro at the closing of the Offering, and the liabilities associated with the Martinez Terminal were retained by Tesoro at the closing of the Contribution. Further, the Predecessors capitalized environmental expenditures that extended the life or increased the capacity of assets as well as expenditures that prevented environmental contamination.

Asset Retirement Obligations

AROs primarily include regulatory or contractual obligations for the expected future demolition or removal of assets and related hazardous materials, if applicable, located at our leased facilities. Our Predecessors have historically recorded liabilities for AROs at a number of operated pipeline, terminal and storage properties. Upon completion of the Offering, the Partnership assumed the existing AROs and adopted the accounting policies of the TLLP Predecessor in recognizing future liabilities.  Changes in AROs for the years ended December 31, 2011 and 2010 were as follows (in thousands):

	December 31, 2011	December 31, 2010
Balance, January 1	$41	$43
Accretion Expense	3	2
Changes in timing and amount of estimated cash flows	—	(4)
Balance, December 31	$44	$41